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                                                               Exhibit (10)-(48)


            AMENDMENT NO. 1 TO THE LTV CORPORATION CHANGE IN CONTROL
                              SEVERANCE PAY PLAN II

         The LTV Corporation Change in Control Severance Pay Plan II is amended to include the provisions attached hereto. The amendment shall include, where applicable, the renumbering of sections to reflect the addition to, the revision of or the deletion from the prior text required by this provision.

         The effective date of the amendment, as herein adopted, is set forth below:


Section Amended
Added or Deleted                    Section                   Effective Date
----------------                    -------                   --------------

    Amended                         3(f)(iii)                January 28, 2000




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         Section 3(f)(iii) is amended by deleting the first four lines and the portion of the fifth line prior to the word "unless," and inserting in place thereof the following:

                  (iii) consummation of (A) a reorganization, merger or consolidation of the Corporation, (B) a sale or other disposition of all or substantially all of the assets of the Corporation, (C) a reorganization, merger or consolidation of LTV Steel, (D) a sale or other disposition of all or substantially all of the assets of LTV Steel or (E) the acquisition by any Person (as defined in Paragraph (i) of this Subsection) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding Voting Stock of LTV Steel; provided, however, that for purposes of this subparagraph (E), any acquisition by the Corporation or any Subsidiary shall not constitute a Change in Control, (each, a "Business Combination").




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         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, THE LTV CORPORATION, a Delaware corporation, has caused its corporate seal to be affixed hereto and has caused this Amendment No. 1 to the LTV Corporation Change in Control Severance Pay Plan II to be duly executed in its name and on its behalf this 31st day of January, 2000.



ATTEST:                                         THE LTV CORPORATION



/s/ N. David Bleisch                            /s/ Frank E. Filipovitz
---------------------------                     --------------------------------
Assistant Secretary                             Frank E. Filipovitz
                                                General Manager-Human Resources